Waddell & Reed Advisors
                    Asset Strategy Fund

                    Annual
                    Report
                    --------------
                    June 30, 2001

CONTENTS


         3     Managers' Discussion

         6     Performance Summary

         8     Portfolio Highlights

         9     Investments

        15     Statement of Assets and Liabilities

        16     Statement of Operations

        18     Statement of Changes in Net Assets

        19     Financial Highlights

        23     Notes to Financial Statements

        30     Independent Auditors' Report

        31     Income Tax Information

        33     Directors & Officers














This report is submitted for the general information of the shareholders of Waddell & Reed Advisors Asset Strategy Fund, Inc. It is not authorized for distribution to prospective investors in the Fund unless accompanied with or preceded by the Waddell & Reed Advisors Asset Strategy Fund, Inc. current prospectus and current Fund performance information.

MANAGERS' DISCUSSION

-----------------------------------------------------------------
  June 30, 2001

An interview with Michael L. Avery and Daniel J. Vrabac, portfolio managers of Waddell & Reed Advisors Asset Strategy Fund, Inc.

This report relates to the operation of Waddell & Reed Advisors Asset Strategy Fund, Inc. for the fiscal period ended June 30, 2001. The following graphs and tables provide you with information regarding the Fund's performance during that period, while the following discussion provides you with information regarding the Fund's performance during the twelve months ended June 30, 2001. The Fund's board of directors recently approved a change in the Fund's fiscal year-end from September 30 to June 30.

How did the Fund perform during the last twelve months?
The Fund outperformed its stock benchmark index for the period, while underperforming its two bond indexes, indicating the difficult environment for equities and the somewhat better environment for bonds during the last year. The Fund posted negative returns for the year, as the Class A shares of the Fund declined 9.31 percent. Nonetheless, the returns were better than the S&P 500 Index (reflecting the performance of securities that generally represent the stock market), which declined 14.87 percent during the year. The Fund slightly lagged the Lipper Flexible Portfolio Funds Universe Average (generally representing the performance of the universe of funds with similar investment objectives), which declined 5.97 percent for the year. The Fund underperformed when compared with its bond benchmarks, as the Salomon Brothers Broad Investment Grade Index (reflecting the performance of securities that generally represent the bond market) increased 11.26 percent for the year, and the Salomon Brothers Short-Term Index for 1 Month Certificates of Deposit (reflecting the performance of securities that generally represent one-month certificates of deposit) increased 6.03 percent for the year. Multiple indexes are presented because the Fund invests in stocks and bonds, as well as other instruments. It should be noted that, in the comparison charts, the value of the investment in the Fund is impacted by the sales load at the time of the investment, while the values for the benchmark index and the Lipper category do not reflect a sales load.

Why did the Fund outperform its stock benchmark index, yet underperform its bond indexes during the last twelve months?
We believe the Fund outperformed its stock benchmark over the last twelve months because we avoided a significant investment in technology stocks. However, overall Fund performance was a tale of two six-month periods. From June 30, 2000 to December 31, 2000, our equity and bond positions combined to give the Fund's Class A shares a positive return of 5.58 percent before taking into account sales load, or 14.35 percent better than the S&P 500 over the same period. We believe that this was the result of our focus on health care and energy equities, along with a fixed income strategy focused on short-term corporate bonds and treasuries. However, in the six months from year-end 2000 until June 30, 2001, the Fund's Class A shares have underperformed the S&P 500 by 2.16 percent. We feel that this was due primarily to poor stock selection and a decision to increase holdings of intermediate-term U.S. Treasuries when longer-term, high-grade U.S. corporates outperformed. The decision to remain in Treasuries reflected what we felt was uncertainty in the financial markets as the economy slowed (and our expectation that interest rates would gradually decline in response), along with a desire to avoid excessive risk.

What other market conditions or events influenced the Fund's performance during the last twelve months?
In early 2001, the Federal Reserve surprised the market with a 50-basis-point cut in the overnight rate. This was the first of many cuts, which eventually totaled 275 basis points by June 30, 2001. The market's interpretation of these cuts was far more positive than our view of the impact they would have on future economic growth. A bargain-hunting foray into some technology stocks during the first quarter turned out to be premature, as the market continued to sell those names. Furthermore, as a result of the Fed rate cuts, short-term rates moved significantly lower, while medium-term rates ended the second quarter slightly higher than they were six months earlier. Due to what we feel was the market's expectation of a summer recovery, corporate bonds also outperformed Treasuries. However, by June 30, no economic recovery was apparent. Therefore, our bond position is not expected to change in the near-term.

What strategies and techniques did you employ that specifically affected the Fund's performance?
While many market participants saw bargains in the technology sector after the initial sell-off in mid-2000, we remained skeptical, and avoided the high price-to-earnings technology stocks for the next several quarters. We believe that this led to strong performance by the Fund through year-end 2000. In the late summer/early fall of 2000, we began a gradual shift out of equities and into fixed income -- primarily into medium-term Treasuries. Our view was that the U.S. economy was slowing and therefore stocks would likely underperform.

What industries or sectors did you emphasize during the last twelve months, and what looks attractive to you going forward?
We reduced our exposure to technology stocks early in calendar 2000 and returned for only a brief period in the first quarter of 2001. Areas that were overweighted included health care and energy. Based on our outlook for the economy, we are comfortable with the current mix of assets in the Fund. We anticipate increasing our equity exposure over the next several quarters. The focus likely will be on those areas of the economy where we believe that the U.S. economy has been under invested -- specifically infrastructure and health care. We feel that these two broad areas represent the potential for positive earnings growth. In addition, we intend to continue to add to equity positions that we feel may benefit from falling interest rates.


Respectfully,


Michael L. Avery
Daniel J. Vrabac
Co-managers
Waddell & Reed Advisors
Asset Strategy Fund, Inc.

Comparison of Change in Value of $10,000 Investment

                                    Salomon
      Waddell             Salomon   Brothers   Lipper
       & Reed             Brothers Short-Term Flexible
      Advisors             Broad     Index   Portfolio
       Asset      S&P    Investmentfor 1 Month Funds
      Strategy    500      Grade  CertificatesUniverse
        Fund     Index     Index   of Deposit Average
     --------- --------- --------- --------------------
04-01-95
Purchase$ 9,425 $10,000   $10,000   $10,000   $10,000
09-30-9510,271   11,825    10,813    10,301    11,373
09-30-9610,221   14,230    11,348    10,883    12,765
09-30-9712,006   19,992    12,449    11,494    15,864
09-30-9812,954   21,812    13,878    12,154    16,250
09-30-9913,848   27,878    13,841    12,789    18,801
09-30-0018,538   31,570    14,799    13,594    21,285
06-30-0117,626   27,148    15,978    14,177    19,771

 ====Waddell & Reed Advisors Asset Strategy Fund, Inc., Class A Shares* --
$17,626
 ++++   S&P 500 Index**  -- $27,148
 *+*+Salomon Brothers Broad Investment Grade Index** -- $15,978
 *-*-Salomon Brothers Short-Term Index for 1 Month Certificates of Deposit** -- $14,177
 -+-+Lipper Flexible Portfolio Funds Universe Average** -- $19,771

 *The value of the investment in the Fund is impacted by the sales load at the time of the investment and by the ongoing expenses of the Fund and assumes reinvestment of dividends and distributions.
**Because the Fund commenced operations on a date other than at the end of a month, and partial month calculations of the performance of the above indexes (including income) are not available, investment in the indexes was effected as of March 31, 1995.

Average Annual Total Return+
                    Class A    Class B   Class C   Class Y
               ----------------------------------------------
Year Ended
   6-30-01          -9.31%     -7.91%    -4.55%    -3.36%
5 Years Ended
   6-30-01          10.00%     ---       ---       11.71%
Since inception of
   Class++ through
   6-30-01           9.46%     11.17%    13.65%    10.32%

 +Performance data quoted represents past performance and is based on deduction of the maximum applicable sales load for each of the periods. Class A shares carry a maximum front-end sales load of 5.75%. Class B and Class C shares carry a maximum contingent deferred sales charge (CDSC) of 5% and 1%, respectively. (Accordingly, the Class C shares reflect no CDSC since it only applies to Class C shares held for twelve months or less.) Total returns reflect share price appreciation (depreciation), including reinvestment of all income and capital gains distributions. Investment return and principal value will fluctuate and an investor's shares, when redeemed, may be worth more or less than their original cost.
++3-9-95 for Class A shares, 10-6-99 for Class B shares, 10-5-99 for Class C shares and 9-27-95 for Class Y shares (the date on which shares were first acquired by shareholders).

Past performance is not predictive of future performance. Indexes are unmanaged.

SHAREHOLDER SUMMARY OF ASSET STRATEGY FUND
--------------------------------------------------------------
Asset Strategy Fund

GOAL
To seek high total return over the long term.

Strategy
Invests in stocks, bonds and short-term instruments. Within each of these classes, the Fund may invest in both domestic and foreign securities. The Fund selects a mix which represents the way the Fund's investments will generally be allocated over the long term as indicated below. This mix will vary over shorter time periods as Fund holdings change based on the current outlook for the different markets. These changes may be based on such factors as interest rate changes, security valuation levels and/or a rise in the potential for growth stocks.

Founded
1995

Scheduled Dividend Frequency
Quarterly
(March, June, September, December)

Portfolio Strategy
Stocks 70% (can range from 0-100%).
Bonds 25% (can range from 0-100%).
Short-Term Instruments 5% (can range from 0-100%).

Performance Summary -- Class A Shares
          Per Share Data
For the Fiscal Period Ended June 30, 2001
-----------------------------------------
Dividends paid                  $0.11
                                =====
Capital gains distribution      $0.75
                                =====

Net asset value on
     6-30-01 $6.34 adjusted to: $7.09(A)
     9-30-00                     7.53
                                -----
Change per share                $(0.44)
                                 =====

 (A)This number includes the capital gains distribution of $0.75 paid in December 2000 added to the actual net asset value on June 30, 2001.

    Past performance is not necessarily indicative of future results.

SHAREHOLDER SUMMARY OF ASSET STRATEGY FUND
--------------------------------------------------------------
Because of ongoing market volatility, the Fund's performance may be subject to substantial short-term fluctuation and current performance may be less than the results shown below. Please check the Waddell & Reed website at www.waddell.com for more current performance information.

Average Annual Total Return (A)
                         Class A                      Class B
                  -----------------------    ------------------------
                      With      Without         With        Without
Period           Sales Load(B) Sales Load(C)  CDSC(D)        CDSC(E)
------            ----------   ----------    -----------    ----------
 1-year period
  ended 6-30-01     -9.31%      -3.77%          -7.91%        -4.49%
 5-year period
  ended 6-30-01     10.00%      11.31%            ---           ---
10-year period
  ended 6-30-01      ---          ---             ---           ---
Since inception of
  Class (F)          9.46%      10.49%          11.17%        13.29%

(A)Performance data represents share price appreciation (depreciation), including reinvestment of all income and capital gains distributions. Performance data represents past performance and is no guarantee of future results. Share price, investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.
(B)Performance data is based on deduction of 5.75% sales load on the initial purchase in the periods.
(C)Performance data does not take into account the sales load deducted on an initial purchase.
(D)Performance data reflects the effect of paying the applicable contingent deferred sales charge (CDSC) at a maximum of 5.00% upon redemption at the end of the period.
(E)Performance data does not reflect the effect of paying the applicable CDSC upon redemption at the end of the period.
(F)3-9-95 for Class A shares and 10-6-99 for Class B shares (the date on which shares were first acquired by shareholders).

Average Annual Total Return (A)
Period            Class C (B)  Class Y (C)
------           -----------  -----------
 1-year period
  ended 6-30-01     -4.55%      -3.36%
 5-year period
  ended 6-30-01      ---        11.71%
10-year period
  ended 6-30-01      ---          ---
Since inception
  of Class (D)      13.65%      10.32%

(A)Performance data represents share price appreciation (depreciation), including reinvestment of all income and capital gains distributions. Performance data represents past performance and is no guarantee of future results. Share price, investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.
(B)Performance data reflects the effect of paying the applicable contingent deferred sales charge (CDSC) at a maximum of 1.00% which declines to zero at the end of the first year after investment. (Accordingly, these returns reflect no CDSC since it only applies to Class C shares held for twelve months or less.)
(C)Performance data does not include the effect of sales charges, as Class Y shares are not subject to these charges.
(D)10-5-99 for Class C shares and 9-27-95 for Class Y shares (the date on which shares were first acquired by shareholders).

SHAREHOLDER SUMMARY OF ASSET STRATEGY FUND
--------------------------------------------------------------
Portfolio Highlights

On June 30, 2001, Waddell & Reed Advisors Asset Strategy Fund, Inc. had net assets totaling $167,244,549 invested in a diversified portfolio of:

   52.72%   United States Government Securities
   27.69%   Common Stocks
   11.69%   Cash and Cash Equivalents
    5.48%   Corporate Debt Securities
    1.81%   Bullion
    0.61%   Other Government Securities


As a shareholder of Waddell & Reed Advisors Asset Strategy Fund, Inc., for every $100 you had invested on June 30, 2001, your Fund owned:

  $52.72    United States Government Securities
   27.69    Common Stocks
   11.69    Cash and Cash Equivalents
    5.48    Corporate Debt Securities
    1.81    Bullion
    0.61    Other Government Securities

THE INVESTMENTS OF ASSET STRATEGY FUND
June 30, 2001
                                                Troy
                                              Ounces        Value
BULLION - 1.81%
 Gold  ...................................    11,189  $  3,035,546
                                                       ------------
 (Cost: $2,982,308)
COMMON STOCKS                                 Shares
Chemicals and Allied Products - 2.58%
 American Home Products Corporation  .....    12,900        753,876
 du Pont (E.I.) de Nemours and Company  ..    35,100      1,693,224
 Pfizer Inc.  ............................    18,400        736,920
 Pharmacia Corporation  ..................    16,400        753,580
 Schering-Plough Corporation  ............    10,300        373,272
                                                      ------------
                                                          4,310,872
                                                      ------------

Coal Mining - 2.68%
 Arch Coal, Inc.  ........................    72,700      1,880,749
 CONSOL Energy Inc.  .....................    32,200        814,660
 Peabody Energy Corporation*  ............    54,400      1,781,600
                                                      ------------
                                                          4,477,009
                                                      ------------

Communication - 0.67%
 Cox Radio, Inc., Class A*  ..............    15,700        437,245
 Sprint Corporation - FON Group  .........    31,900        681,384
                                                      ------------
                                                          1,118,629
                                                      ------------

Depository Institutions - 1.00%
 Wells Fargo & Company  ..................    35,900      1,666,837
                                                      ------------

Electric, Gas and Sanitary Services - 1.23%
 El Paso Corporation  ....................    39,300      2,064,822
                                                      ------------

Engineering and Management Services - 1.01%
 Fluor Corporation  ......................    37,400      1,688,610
                                                      ------------

General Merchandise Stores - 0.12%
 Grupo Elektra, S.A. de C.V., GDR  .......    20,400        194,004
                                                      ------------

Industrial Machinery and Equipment - 2.04%
 Caterpillar Inc.  .......................    30,400      1,521,520
 Hewlett-Packard Company  ................    30,900        883,740
 Timken Company (The)  ...................    59,400      1,006,236
                                                      ------------
                                                          3,411,496
                                                      ------------

                See Notes to Schedule of Investments on page 14.

THE INVESTMENTS OF ASSET STRATEGY FUND
June 30, 2001
                                              Shares        Value
COMMON STOCKS (Continued)
Instruments and Related Products - 0.48%
 Guidant Corporation*  ...................    22,100     $  795,600
                                                      ------------

Metal Mining - 8.37%
 Agnico-Eagle Mines Limited  .............   272,100      2,312,850
 Barrick Gold Corporation  ...............   159,500      2,416,425
 Freeport-McMoRan Copper & Gold Inc.*  ...   123,500      1,364,675
 Homestake Mining Company  ...............   403,800      3,129,450
 Newmont Mining Corporation  .............   126,000      2,344,860
 Placer Dome Inc.  .......................   247,800      2,428,440
                                                      ------------
                                                         13,996,700
                                                      ------------

Nonmetallic Minerals, Except Fuels - 1.04%
 Martin Marietta Materials, Inc.  ........    35,300      1,746,997
                                                      ------------

Oil and Gas Extraction - 1.16%
 Anadarko Petroleum Corporation  .........    19,500      1,053,585
 Burlington Resources Incorporated  ......    21,600        862,920
 Global Industries, Ltd.*  ...............     2,200         29,117
                                                      ------------
                                                          1,945,622
                                                      ------------

Primary Metal Industries - 1.38%
 Alcoa Incorporated  .....................    38,300      1,509,020
 Bethlehem Steel Corporation*  ...........   184,100        371,882
 Oregon Steel Mills, Inc.  ...............    49,900        424,150
                                                      ------------
                                                          2,305,052
                                                      ------------

Railroad Transportation - 0.95%
 Burlington Northern Santa Fe Corporation     52,700      1,589,959
                                                      ------------

Stone, Clay, and Glass Products - 1.02%
 Cemex, S.A. de C.V., ADR  ...............    64,500      1,709,250
                                                      ------------

Transportation Equipment - 1.42%
 Lockheed Martin Corporation  ............    64,200      2,378,610
                                                      ------------

Wholesale Trade - Nondurable Goods - 0.54%
 Enron Corp.  ............................    18,500        906,500
                                                      ------------

TOTAL COMMON STOCKS - 27.69%                            $46,306,569
 (Cost: $47,756,240)

                See Notes to Schedule of Investments on page 14.

THE INVESTMENTS OF ASSET STRATEGY FUND
June 30, 2001

                                           Principal
                                           Amount in
                                           Thousands        Value

CORPORATE DEBT SECURITIES
Electric, Gas and Sanitary Services - 1.53%
 Dominion Resources, Inc.,
   7.4%, 9-16-02 .........................      $500    $   511,485
 El Paso Natural Gas Company,
   7.75%, 1-15-02 ........................       500        505,510
 PP&L Capital Funding, Inc.,
   7.7%, 11-15-07 ........................       500        513,510
 Public Service Electric and Gas Company,
   7.19%, 9-6-02 .........................       500        513,035
 WMX Technologies, Inc.,
   7.7%, 10-1-02 .........................       500        511,360
                                                      ------------
                                                          2,554,900
                                                      ------------

Fabricated Metal Products - 0.23%
 Crown Cork & Seal Company, Inc.,
   7.125%, 9-1-02 ........................       665        385,700
                                                      ------------

Food and Kindred Products - 0.30%
 Diageo Capital plc,
   6.0%, 3-27-03 .........................       500        508,488
                                                      ------------

Food Stores - 0.30%
 Safeway Inc.,
   7.0%, 9-15-02 .........................       500        511,875
                                                      ------------

General Merchandise Stores - 0.31%
 Wal-Mart Stores, Inc.,
   6.875%, 8-1-02 ........................       500        513,850
                                                      ------------

Industrial Machinery and Equipment - 0.31%
 Tyco International Group S.A.,
   6.25%, 6-15-03 ........................       500        506,870
                                                      ------------

                See Notes to Schedule of Investments on page 14.

THE INVESTMENTS OF ASSET STRATEGY FUND
June 30, 2001
                                           Principal
                                           Amount in
                                           Thousands        Value
CORPORATE DEBT SECURITIES (Continued)
Nondepository Institutions - 0.61%
 Banco Latinoamericano de Exportaciones, S.A.,
   6.59%, 10-6-02 (A) ....................      $500     $  510,915
 Nacional Financiera, S.N.C.,
   9.75%, 3-12-02 ........................       500        519,375
                                                      ------------
                                                          1,030,290
                                                      ------------

Oil and Gas Extraction - 0.31%
 Apache Corporation,
   9.25%, 6-1-02 .........................       500        519,335
                                                      ------------

Paper and Allied Products - 0.31%
 Federal Paper Board Company, Inc.,
   8.125%, 7-1-02 ........................       500        515,305
                                                      ------------

Petroleum and Coal Products - 0.30%
 USX Corporation,
   9.8%, 7-1-01 ..........................       500        500,000
                                                      ------------

Primary Metal Industries - 0.31%
 CSN Islands Corporation,
   9.625%, 8-2-02 (A) ....................       500        516,250
                                                      ------------

Railroad Transportation - 0.60%
 Norfolk Southern Corporation,
   6.95%, 5-1-02 .........................       500        508,185
 Union Pacific Corporation,
   5.78%, 10-15-01 .......................       500        501,465
                                                      ------------
                                                          1,009,650
                                                      ------------

Transportation Equipment - 0.06%
 TRW Inc.,
   6.5%, 6-1-02 ..........................       100        100,960
                                                      ------------

TOTAL CORPORATE DEBT SECURITIES - 5.48%                  $9,173,473
 (Cost: $9,239,913)

                See Notes to Schedule of Investments on page 14.

THE INVESTMENTS OF ASSET STRATEGY FUND
June 30, 2001

                                           Principal
                                           Amount in
                                           Thousands        Value

OTHER GOVERNMENT SECURITIES
Argentina - 0.30%
 Republic of Argentina (The),
   0.0%, 10-15-01 ........................   $   500     $  493,750
                                                      ------------

Mexico - 0.31%
 United Mexican States,
   8.625%, 3-12-08 .......................       500       519,000
                                                      ------------

TOTAL OTHER GOVERNMENT SECURITIES - 0.61%               $ 1,012,750
 (Cost: $975,372)

UNITED STATES GOVERNMENT SECURITIES
 United States Treasury:
   5.25%, 8-15-03 ........................     7,500      7,638,225
   6.5%, 8-15-05 .........................       500        529,295
   5.75%, 11-15-05 (B) ...................    41,200     42,197,452
   6.125%, 8-15-07 .......................    29,650     31,090,694
   5.75%, 8-15-10 ........................     1,000      1,023,150
   5.375%, 2-15-31                             6,000     5,685,000

TOTAL UNITED STATES GOVERNMENT SECURITIES - 52.72%    $ 88,163,816
 (Cost: $89,603,965)

                                                Face
                                           Amount in
                                           Thousands

UNREALIZED LOSS ON OPEN
FORWARD CURRENCY CONTRACTS - (0.06%)
 Japanese Yen, 11-30-01 (C)  .............  Y850,413   $  (100,427)
                                                      ------------

                                           Principal
                                           Amount in
                                           Thousands

SHORT-TERM SECURITIES
Commercial Paper
 Chemicals and Allied Products - 0.09%
 du Pont (E.I.) de Nemours and Company,
   3.85153%, Master Note .................    $  157        157,000
                                                      ------------

 Depository Institutions - 1.20%
 Wells Fargo & Company,
   3.9%, 7-6-01 ..........................     2,000      1,998,917
                                                      ------------

                See Notes to Schedule of Investments on page 14.

THE INVESTMENTS OF ASSET STRATEGY FUND
June 30, 2001
                                           Principal
                                           Amount in
SHORT-TERM SECURITIES (Continued)          Thousands        Value
Commercial Paper (Continued)
 Food and Kindred Products - 0.96%
 Heinz (H.J.) Co.,
   3.93%, 7-10-01 ........................    $1,600  $  1,598,428
                                                      ------------

 Industrial Machinery and Equipment - 4.18%
 Hewlett-Packard Company,
   3.94%, 7-17-01 ........................     7,000      6,987,742
                                                      ------------

 Nondepository Institutions - 1.88%
 PACCAR Financial Corp.,
   3.62%, Master Note ....................     1,149      1,149,000
 Transamerica Finance Corp.,
   3.95%, 7-5-01 .........................     2,000      1,999,122
                                                      ------------
                                                          3,148,122
                                                      ------------

Total Commercial Paper - 8.31%                           13,890,209

Commercial Paper (backed by irrevocable bank
 letter of credit) - 1.79%
 Nondepository Institutions
 ED&F Man Finance Inc. (Rabobank Nederland),
   3.98%, 7-16-01 ........................     3,000     2,995,025
                                                      ------------

Municipal Obligation - 1.19%
 Texas
 Brazos River Harbor Navigation District of
   Brazoria County, Texas, Taxable Variable Rate
   Demand Revenue Bonds, Series 2001A (The Dow
   Chemical Company Project),
   4.08%, 7-6-01 .........................     2,000      2,000,000
                                                        -----------

TOTAL SHORT-TERM SECURITIES - 11.29%                   $ 18,885,234
 (Cost: $18,885,234)

TOTAL INVESTMENTS - 99.54%                             $166,476,961
 (Cost: $169,443,032)

CASH AND OTHER ASSETS, NET OF LIABILITIES - 0.46%          767,588

NET ASSETS - 100.00%                                   $167,244,549

                See Notes to Schedule of Investments on page 14.

THE INVESTMENTS OF ASSET STRATEGY FUND
June 30, 2001


Notes to Schedule of Investments
     *No income dividends were paid during the preceding 12 months.
(A) Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2001, the total value of these securities amounted to $1,027,165 or 0.61% of net assets.

(B) As of June 30, 2001, a portion of the security is pledged against the following written call option (See Note 6 to financial statements):

                         Contracts
     Underlying          Subject  Expiration Month/  Premium    Market
     Security            to Call  Exercise Price    Received     Value
----------------       -------------------------------------  --------
Kraft Foods Inc.          522       July/29.6        $62,640  $104,922
                                                    ========  ========

(C) Principal amounts are denominated in the indicated foreign currency, where applicable (Y - Japanese Yen).

     See Note 1 to financial statements for security valuation and other significant accounting policies concerning investments.

     See Note 3 to financial statements for cost and unrealized appreciation and depreciation of investments owned for Federal income tax purposes.

STATEMENT OF ASSETS AND LIABILITIES
ASSET STRATEGY FUND
June 30, 2001
(In Thousands, Except for Per Share Amounts)
ASSETS
 Investments -- at value (Notes 1 and 4):
   Bullion (cost - $2,982) ...............................  $  3,036
   Securities (cost - $166,461) ..........................   163,441
                                                             -------
                                                             166,477
 Cash   ..................................................         1
 Receivables:
   Investment securities sold.............................     2,932
   Dividends and interest ................................     1,552
   Fund shares sold ......................................       987
 Prepaid insurance premium  ..............................        10
                                                             -------
    Total assets  ........................................   171,959
LIABILITIES                                                  -------
 Payable for investment securities purchased  ............     4,305
 Payable to Fund shareholders  ...........................       204
 Outstanding call options at market (Note 6) .............       105
 Accrued transfer agency and dividend disbursing (Note 2)         49
 Accrued service fee (Note 2)  ...........................        21
 Accrued distribution fee (Note 2)  ......................         9
 Accrued management fee (Note 2)  ........................         6
 Accrued accounting services fee (Note 2)  ...............         4
 Other liabilities  ......................................        11
                                                             -------
    Total liabilities  ...................................     4,714
                                                             -------
      Total net assets ...................................  $167,245
NET ASSETS                                                   =======
 $0.01 par value capital stock:
   Capital stock .........................................  $    264
   Additional paid-in capital ............................   170,405
 Accumulated undistributed income (loss):
   Accumulated undistributed net investment income  ......       580
   Accumulated undistributed net realized loss on investment
    transactions  ........................................      (151)
   Distribution in excess of net realized loss on
    investment transactions  .............................      (845)
   Net unrealized depreciation in value of securities ....    (2,966)
   Net unrealized depreciation in value of written call
    options ..............................................       (42)
                                                             -------
    Net assets applicable to outstanding units of capital   $167,245
                                                             =======
Net asset value per share (net assets divided by shares outstanding):
 Class A  ................................................     $6.34
 Class B  ................................................     $6.34
 Class C  ................................................     $6.34
 Class Y  ................................................     $6.34
Capital shares outstanding:
 Class A  ................................................    22,473
 Class B  ................................................     2,989
 Class C  ................................................       798
 Class Y  ................................................       110
Capital shares authorized ................................ 1,000,000
                   See Notes to Financial Statements.

STATEMENT OF OPERATIONS
ASSET STRATEGY FUND
(In Thousands)                         For the fiscal For the fiscal
                                         period ended  year ended
                                            June 30,  September 30,
INVESTMENT INCOME                             2001       2000
 Income (Note 1B):                         ------------------------
 Interest and amortization  ...............    $  3,614   $ 1,180
 Dividends (net of foreign withholding taxes of
   $3 and $4, respectively) ...............         257       489
                                             --------------------
   Total income ...........................       3,871     1,669
Expenses (Notes 2 and 3):                    --------------------
 Investment management fee  ...............         697       483
 Transfer agency and dividend disbursing:
   Class A.................................         274       255
   Class B.................................          38         9
   Class C.................................          11         2
 Service fee:
   Class A.................................         194       145
   Class B.................................          23         6
   Class C.................................           7         2
 Distribution fee:
   Class A.................................          25        19
   Class B.................................          70        18
   Class C.................................          20         5
 Registration fees  .......................          42        59
 Accounting services fee  .................          35        30
 Audit fees  ..............................          14        19
 Custodian fees  ..........................          14        20
 Legal fees  ..............................           1        10
 Shareholder servicing - Class Y ..........           1         1
 Amortization of organization expenses  ...         ---         5
 Other  ...................................          53        59
                                                -------   -------
   Total expenses .........................       1,519     1,147
                                                -------   -------
    Net investment income  ................       2,352       522
REALIZED AND UNREALIZED GAIN (LOSS) ON          -------   -------
INVESTMENTS (NOTES 1 AND 4)
Realized net gain (loss) on securities ....        (971)   12,655
Realized net gain (loss) on foreign currency
   transactions ...........................           1        (1)
Realized net loss on put options purchased          ---    (2,301)
Realized net gain on call options written .         819       990
                                                -------   -------
 Realized net gain (loss) on investments  .        (151)   11,343
Unrealized appreciation  (depreciation) in      -------   -------
 value of securities during the period  ...     (10,548)    5,512
Unrealized appreciation (depreciation) in value
 of written call options during the period          100      (142)
 Unrealized appreciation (depreciation) in value-------   -------
   of investments during the period .......     (10,448)    5,370
                                                -------   -------
   Net gain (loss) on investments .........     (10,599)   16,713
    Net increase (decrease) in net assets       -------   -------
     resulting from operations                 $ (8,247)  $17,235
                                                =======   =======

                       See Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS
ASSET STRATEGY FUND
(In Thousands)
                                      For the     For the fiscal
                                      fiscal        year ended
                                   period ended    September 30,
                                     June 30,    -------------------
                                       2001        2000         1999
INCREASE (DECREASE) IN NET ASSETS    ---------    ------       ------
 Operations:
   Net investment income ..........  $  2,352     $   522     $   605
   Realized net gain (loss) on
    investments  ..................      (151)     11,343       1,669
   Unrealized appreciation
    (depreciation)  ...............   (10,448)      5,370         595
                                      -------     -------     -------
    Net increase (decrease) in net assets
      resulting from operations ...    (8,247)     17,235       2,869
                                      -------     -------     -------
 Distributions to shareholders (Note 1E):*
   From net investment income:
    Class A  ......................    (1,882)       (328)       (627)
    Class B  ......................       (98)        ---**       ---
    Class C  ......................       (29)        ---**       ---
    Class Y  ......................       (12)         (4)         (5)
   From realized gains on securities transactions:
    Class A  ......................    (9,195)     (1,532)     (1,478)
    Class B  ......................      (832)        (14)        ---
    Class C  ......................      (243)         (4)        ---
    Class Y  ......................       (62)         (9)        (10)
   In excess of realized capital gains:
    Class A  ......................      (752)        ---         ---
    Class B  ......................       (68)        ---         ---
    Class C  ......................       (20)        ---         ---
    Class Y  ......................        (5)        ---         ---
                                      -------     -------     -------
      .............................   (13,198)     (1,891)     (2,120)
                                      -------     -------     -------
 Capital share transactions
   (Note 5) .......................    90,362      34,594      14,530
                                      -------     -------     -------
        Total increase ............    68,917      49,938      15,279
NET ASSETS
 Beginning of period  .............    98,328      48,390      33,111
                                      -------     -------     -------
 End of period, including undistributed
   net investment income of $580, $248
   and $58, respectively ..........  $167,245     $98,328     $48,390
                                      =======     =======     =======

 *See "Financial Highlights" on pages 19 - 22.
**Not shown due to rounding.

                       See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS
ASSET STRATEGY FUND
Class A Shares
For a Share of Capital Stock Outstanding Throughout Each Period:
                    For the
                     fiscal            For the fiscal
                     period        year ended September 30,
                      ended  ------------------------------------
                    6-30-01    2000   1999    1998   1997    1996
                    -------  ------ ------  ------ ------  ------
Net asset value,
 beginning of period  $7.53   $5.82  $5.78   $5.99  $5.24   $5.42
                      -----   -----  -----   -----  -----   -----
Income (loss) from investment operations:
 Net investment
   income ..........   0.11    0.04   0.09    0.15   0.16    0.15
 Net realized and
   unrealized gain (loss)
   on investments ..  (0.44)   1.88   0.29    0.28   0.74   (0.17)
                      -----   -----  -----   -----  -----   -----
Total from investment
 operations  .......  (0.33)   1.92   0.38    0.43   0.90   (0.02)
                      -----   -----  -----   -----  -----   -----
Less distributions:
 From net investment
   income ..........  (0.11)  (0.03) (0.10)  (0.17) (0.15)  (0.15)
 From capital gains   (0.69)  (0.18) (0.24)  (0.47) (0.00)  (0.00)
 In excess of capital
   gains ...........  (0.06)  (0.00) (0.00)  (0.00) (0.00)  (0.01)
                      -----   -----  -----   -----  -----   -----
Total distributions   (0.86)  (0.21) (0.34)  (0.64) (0.15)  (0.16)
                      -----   -----  -----   -----  -----   -----
Net asset value,
 end of period  ....  $6.34   $7.53  $5.82   $5.78  $5.99   $5.24
                      =====   =====  =====   =====  =====   =====
Total return* ......  -4.92%  33.87%  6.90%   7.89% 17.46%  -0.49%
Net assets, end of period
 (in millions) .....   $143     $89    $48     $33    $28     $32
Ratio of expenses to
 average net assets    1.42%** 1.55%  1.90%   1.62%  1.70%   1.68%
Ratio of net investment
 income to average net
 assets  ...........   2.45%** 0.74%  1.55%   2.45%  2.87%   2.93%
Portfolio
 turnover rate  .... 115.03% 174.40%176.63% 230.09%173.88%  91.06%

  *Total return calculated without taking into account the sales load deducted on an initial purchase.
 **Annualized.

                       See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS
ASSET STRATEGY FUND
Class B Shares
For a Share of Capital Stock Outstanding Throughout Each Period:

                                           For the
                            For the         period
                             fiscal           from
                             period       10-6-99*
                              ended        through
                            6-30-01        9-30-00
                            -------        -------
Net asset value,
 beginning of period          $7.50          $5.89
                              ----           ----
Income (loss) from investment
 operations:
 Net investment income         0.06           0.01
 Net realized and
   unrealized gain (loss)
   on investments ..          (0.42)          1.79
                              ----           ----
Total from investment
 operations  .......          (0.36)          1.80
                              ----           ----
Less distributions:
 From net investment
   income ..........          (0.05)         (0.01)
 From capital gains           (0.69)         (0.18)
 In excess of capital
   gains ...........          (0.06)         (0.00)
                              ----           ----
Total distributions           (0.80)         (0.19)
                              ----           ----
Net asset value,
 end of period  ....          $6.34          $7.50
                              ====           ====
Total return .......          -5.38%         31.71%
Net assets, end of
 period (in
 millions)  ........            $19             $7
Ratio of expenses to
 average net assets            2.26%**        2.29%**
Ratio of net investment
 income to average
 net assets  .......           1.63%**        0.22%**
Portfolio turnover
 rate  .............         115.03%        174.40%***

  *Commencement of operations.
 **Annualized.
***For the fiscal year ended September 30, 2000.

                       See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS
ASSET STRATEGY FUND
Class C Shares
For a Share of Capital Stock Outstanding Throughout Each Period:

                                           For the
                            For the         period
                             fiscal           from
                             period       10-5-99*
                              ended        through
                            6-30-01        9-30-00
                            -------        -------
Net asset value,
 beginning of period          $7.51          $5.86
                              ----           ----
Income (loss) from investment
 operations:
 Net investment income         0.07           0.01
 Net realized and
   unrealized gain (loss)
   on investments ..          (0.43)          1.83
                              ----           ----
Total from investment
 operations  .......          (0.36)          1.84
                              ----           ----
Less distributions:
 From net investment
   income ..........          (0.06)         (0.01)
 From capital gains           (0.69)         (0.18)
 In excess of capital
   gains ...........          (0.06)         (0.00)
                              ----           ----
Total distributions           (0.81)         (0.19)
                              ----           ----
Net asset value,
 end of period  ....          $6.34          $7.51
                              ====           ====
Total return .......          -5.44%         32.47%
Net assets, end of
 period (in millions)            $5             $2
Ratio of expenses to
 average net assets            2.26%**        2.25%**
Ratio of net investment
 income to average
 net assets  .......           1.62%**        0.30%**
Portfolio turnover
 rate  .............         115.03%        174.40%***

  *Commencement of operations.
 **Annualized.
***For the fiscal year ended September 30, 2000.

                       See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS
ASSET STRATEGY FUND
Class Y Shares
For a Share of Capital Stock Outstanding Throughout Each Period:
                    For the
                     fiscal         For the fiscal year
                     period         ended September 30,
                      ended -------------------------------------
                    6-30-01    2000   1999    1998   1997    1996
                    ------- --------------  ------ ------ -------
Net asset value,
 beginning of period  $7.53   $5.83  $5.78   $5.99  $5.24   $5.42
                      -----   -----  -----   -----  -----   -----
Income (loss) from investment
 operations:
 Net investment
   income ..........   0.14    0.08   0.12    0.16   0.17    0.16
 Net realized and
   unrealized gain
   (loss) on
   investments .....  (0.45)   1.86   0.28    0.29   0.75   (0.17)
                      -----   -----  -----   -----  -----   -----
Total from investment
 operations  .......  (0.31)   1.94   0.40    0.45   0.92   (0.01)
                      -----   -----  -----   -----  -----   -----
Less distributions:
 From net investment
   income ..........  (0.13)  (0.06) (0.11)  (0.19) (0.17)  (0.16)
 From capital gains   (0.69)  (0.18) (0.24)  (0.47) (0.00)  (0.00)
 In excess of
   capital gains ...  (0.06)  (0.00) (0.00)  (0.00) (0.00)  (0.01)
                      -----   -----  -----   -----  -----   -----
Total distributions   (0.88)  (0.24) (0.35)  (0.66) (0.17)  (0.17)
                      -----   -----  -----   -----  -----   -----
Net asset value,
 end of period  ....  $6.34   $7.53  $5.83   $5.78  $5.99   $5.24
                      =====   =====  =====   =====  =====   =====
Total return .......  -4.61%  34.21%  7.35%   8.26% 17.93%  -0.21%
Net assets, end of
 period (000
 omitted)  .........   $698    $474   $284    $243   $322    $330
Ratio of expenses
 to average net
 assets  ...........   1.02%*  1.26%  1.49%   1.37%  1.28%   1.29%
Ratio of net
 investment income
 to average net
 assets  ...........   2.84%*  1.16%  1.96%   2.79%  3.29%   3.43%
Portfolio
 turnover rate ..... 115.03% 174.40%176.63% 230.09%173.88%  91.06%

*Annualized.

                       See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS
June 30, 2001

NOTE 1 -- Significant Accounting Policies

     Waddell & Reed Advisors Asset Strategy Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. Its investment objective is to provide a high total return with reduced risk over the long term through investments in stocks, bonds and short-term instruments. Effective for the fiscal period ended June 30, 2001, the Fund changed its fiscal year end for both financial reporting and Federal income tax purposes to June 30 from September 30. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America.

A. Security valuation -- Each stock and convertible bond is valued at the latest sale price thereof on the last business day of the fiscal period as reported by the principal securities exchange on which the issue is traded or, if no sale is reported for a stock, the average of the latest bid and asked prices. Bonds, other than convertible bonds, are valued using a pricing system provided by a pricing service or dealer in bonds. Convertible bonds are valued using this pricing system only on days when there is no sale reported. Stocks which are traded over-the-counter are priced using the Nasdaq Stock Market, which provides information on bid and asked prices quoted by major dealers in such stocks. Gold bullion is valued at the last settlement price for current delivery as calculated by
     the Commodity Exchange, Inc. as of the close of that exchange.   Restricted
     securities and securities for which market quotations are not readily available are valued at fair value as determined in good faith under procedures established by and under the general supervision of the Fund's Board of Directors. Short-term debt securities are valued at amortized cost, which approximates market.

B. Security transactions and related investment income -- Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Securities gains and losses are calculated on the identified cost basis. Premium and discount on the purchase of bonds are amortized for both financial and tax reporting purposes over the remaining lives of the bonds. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis. See Note 4 -- Investment Security Transactions.

C. Foreign currency translations -- All assets and liabilities denominated in foreign currencies are translated into U.S. dollars daily. Purchases and sales of investment securities and accruals of income and expenses are translated at the rate of exchange prevailing on the date of the transaction. For assets and liabilities other than investments in securities, net realized and unrealized gains and losses from foreign currency translations arise from changes in currency exchange rates. The Fund combines fluctuations from currency exchange rates and fluctuations in market value when computing net realized and unrealized gain or loss from investments.

D. Federal income taxes -- It is the Fund's policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. In addition, the Fund intends to pay distributions as required to avoid imposition of excise tax. Accordingly, provision has not been made for Federal income taxes. See Note 5 -- Federal Income Tax Matters.

E. Dividends and distributions -- Dividends and distributions to shareholders are recorded by the Fund on the business day following record date. Net investment income dividends and capital gains distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as deferral of wash sales and post-October losses, foreign currency transactions, net operating losses and expiring capital loss carryovers.

F.   Options -- See Note 6 - Options.

     The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

     A new provision in the AICPA Audit and Accounting Guide for Investment Companies, as revised, requires mandatory amortization of premiums and discounts on debt securities for fiscal years beginning after December 15, 2000. The Fund already amortizes premiums and discounts on debt securities; therefore management believes there will be no impact to the Fund.

NOTE 2 -- Investment Management and Payments to Affiliated Persons

     The Fund pays a fee for investment management services. The fee is computed daily based on the net asset value at the close of business. The fee is payable by the Fund at the annual rates of 0.70% of net assets up to $1 billion, 0.65% of net assets over $1 billion and up to $2 billion, 0.60% of net assets over $2 billion and up to $3 billion, and 0.55% of net assets over $3 billion. The Fund accrues and pays the fee daily.

     Pursuant to assignment of the Investment Management Agreement between the Fund and Waddell & Reed, Inc. ('W&R'), Waddell & Reed Investment Management Company ("WRIMCO"), a wholly owned subsidiary of W&R, serves as the Fund's investment manager.

     The Fund has an Accounting Services Agreement with Waddell & Reed Services Company ("WARSCO"), a wholly owned subsidiary of W&R. Under the agreement, WARSCO acts as the agent in providing accounting services and assistance to the Fund and pricing daily the value of shares of the Fund. For these services, the Fund pays WARSCO a monthly fee of one-twelfth of the annual fee shown in the following table.

                            Accounting Services Fee
                  Average
               Net Asset Level           Annual Fee
          (all dollars in millions) Rate for Each Level
          ------------------------- -------------------
           From $    0 to $   10          $      0
           From $   10 to $   25          $ 11,000
           From $   25 to $   50          $ 22,000
           From $   50 to $  100          $ 33,000
           From $  100 to $  200          $ 44,000
           From $  200 to $  350          $ 55,000
           From $  350 to $  550          $ 66,000
           From $  550 to $  750          $ 77,000
           From $  750 to $1,000          $ 93,500
                $1,000 and Over           $110,000

     In addition, for each class of shares in excess of one, the Fund pays WARSCO a monthly per-class fee equal to 2.5% of the monthly base fee.

     For Class A, Class B and Class C shares, the Fund pays WARSCO a monthly per account charge for transfer agency and dividend disbursement services of $1.4125 for each shareholder account which was in existence at any time during the prior month. With respect to Class Y shares, the Fund pays WARSCO a monthly fee at an annual rate of 0.15% of the average daily net assets of the class for the preceding month. The Fund also reimburses W&R and WARSCO for certain out-of-pocket costs.

     As principal underwriter for the Fund's shares, W&R received gross sales commissions for Class A shares (which are not an expense of the Fund) of $1,525,632. During the period ended June 30, 2001, W&R received $12,636 and $1,627 in deferred sales charges for Class B shares and Class C shares, respectively. With respect to Class A, Class B and Class C shares, W&R paid sales commissions of $1,187,987 and all expenses in connection with the sale of Fund shares, except for registration fees and related expenses.

     Under a Distribution and Service Plan for Class A shares adopted by the Fund pursuant to Rule 12b-1 under the Investment Company Act of 1940, the Fund may pay a distribution and/or service fee to W&R in an amount not to exceed 0.25% of the Fund's Class A average annual net assets. The fee is to be paid to reimburse W&R for amounts it expends in connection with the distribution of the Class A shares and/or provision of personal services to Fund shareholders and/or maintenance of shareholder accounts.

     Under the Distribution and Service Plan adopted by the Fund for Class B and Class C shares, respectively, the Fund may pay W&R a service fee of up to 0.25%, on an annual basis, of the average daily net assets of the class to compensate W&R for providing services to shareholders of that class and/or maintaining shareholder accounts for that class and a distribution fee of up to 0.75%, on an annual basis, of the average daily net assets of the class to compensate W&R for distributing the shares of that class. The Class B Plan and the Class C Plan each permit W&R to receive compensation, through the distribution and service fee, respectively, for its distribution activities for that class, which are similar to the distribution activities described with respect to the Class A Plan, and for its activities in providing personal services to shareholders of that class and/or maintaining shareholder accounts of that class, which are similar to the corresponding activities for which it is entitled to reimbursement under the Class A Plan.

     The Fund paid Directors' fees of $2,844, which are included in other expenses.

     W&R is a subsidiary of Waddell & Reed Financial, Inc., a holding company, and a direct subsidiary of Waddell & Reed Financial Services, Inc., a holding company.

NOTE 3 -- Investment Security Transactions

     Purchases of investment securities, other than U.S. Government and short-term securities, aggregated $103,236,617, while proceeds from maturities and sales aggregated $103,681,905. Purchases of options aggregated $2,934,204, while proceeds from options aggregated $3,712,315. Purchases of short-term securities and U.S. Government securities aggregated $657,296,792 and $101,776,156, respectively. Proceeds from maturities and sales of short-term securities and U.S. Government securities aggregated $662,362,060 and $16,624,297, respectively. Purchases of gold bullion aggregated $2,076,445, while proceeds from sales of gold bullion aggregated $712,365.

For Federal income tax purposes, cost of investments owned at June 30, 2001 was $169,458,342, resulting in net unrealized depreciation of $2,880,954, of which $1,816,007 related to appreciated securities and $4,696,961 related to depreciated securities.

NOTE 4 -- Federal Income Tax Matters

United Gold & Government Fund, Inc. ("UGG"), one of the mutual funds managed by WRIMCO, was merged into the Fund as of June 30, 1999. At the time of the merger UGG had capital loss carryovers available to offset future gains of the Fund. These carryovers are limited to $489,523 for each period ending from June 30, 2001 through 2006.

For Federal income tax purposes, the Fund realized capital losses of $272,113 during its fiscal period ended June 30, 2001, which included the effect of certain losses deferred into the next fiscal year (see discussion below). These losses are available to offset future realized capital gain net income for Federal income tax purposes but will expire if not utilized by June 30, 2009.

Internal Revenue Code regulations permit the Fund to defer into its next fiscal year net capital losses or net long-term capital losses incurred between each November 1 and the end of its fiscal year ("post-October losses"). From November 1, 2000 through June 30, 2001, the Fund incurred net capital losses of $813,843, which have been deferred to the fiscal year ending June 30, 2002.

NOTE 5 -- Multiclass Operations

     The Fund is authorized to offer four classes of shares, Class A, Class B, Class C and Class Y, each of which have equal rights as to assets and voting privileges. Class Y shares are not subject to a sales charge on purchases, are not subject to a Rule 12b-1 Distribution and Service Plan and are subject to a separate transfer agency and dividend disbursement services fee structure. A comprehensive discussion of the terms under which shares of each class are offered is contained in the Prospectus and the Statement of Additional Information for the Fund.

     Income, non-class specific expenses, and realized and unrealized gains and losses are allocated daily to each class of shares based on the value of their relative net assets as of the beginning of each day adjusted for the prior day's capital share activity.

     Transactions in capital stock are summarized below. Amounts are in thousands.

                            For the
                             fiscal        For the fiscal
                             period   year ended September 30,
                              ended  --------------------------
                            6-30-01          2000          1999
                       ------------  ------------  ------------
Shares issued from sale
 of shares:
 Class A  ............       11,183         4,751         3,708*
 Class B .............        2,135           959           ---
 Class C .............          587           312           ---
 Class Y  ............           73            36            52**
Shares issued from reinvestment
 of dividends and/or capital
 gains distribution:
 Class A  ............        1,729           292           380
 Class B .............          148             2           ---
 Class C .............           43             1           ---
 Class Y  ............           12             2             3
Shares redeemed:
 Class A  ............      (2,208)        (1,538)       (1,506)
 Class B .............        (226)           (29)          ---
 Class C .............        (138)            (7)          ---
 Class Y  ............         (38)           (24)          (48)
                              -----         -----         -----
Increase in outstanding
 capital shares ......       13,300         4,757         2,589
                              =====         =====         =====
Value issued from sale
 of shares:
 Class A  ............      $76,353       $34,166       $20,949*
 Class B .............       14,453         6,916           ---
 Class C .............        3,988         2,263           ---
 Class Y  ............          505           261           292**
Value issued from reinvestment
 of dividends and/or capital
 gains distribution:
 Class A  ............       11,640         1,840         2,091
 Class B .............          996            14           ---
 Class C .............          288             4           ---
 Class Y  ............           79            13            15
Value redeemed:
 Class A  ............     (15,197)       (10,441)       (8,548)
 Class B .............      (1,533)          (221)          ---
 Class C .............        (950)           (47)          ---
 Class Y  ............        (260)          (174)         (269)
                            -------       -------      --------
Increase in outstanding
 capital  ............      $90,362       $34,594       $14,530
                            =======       =======       =======

 *Includes 1,708 shares with a value of $9,989 related to merger of UGG. **Includes 18 shares with a value of $108 related merger of UGG.

NOTE 6 -- Options

     Options purchased by the Fund are accounted for in the same manner as marketable portfolio securities. The cost of portfolio securities acquired through the exercise of call options is increased by the premium paid to purchase the call. The proceeds from securities sold through the exercise of put options are decreased by the premium paid to purchase the put.

     When the Fund writes (sells) an option, an amount equal to the premium received by the Fund is recorded as a liability. The amount of the liability is subsequently adjusted to reflect the current market value of the option written. The current market value of an option is the last sales price on the principal exchange on which the option is traded or, in the absence of transactions, the mean between the bid and asked prices or at a value supplied by a broker-dealer. When an option expires on its stipulated expiration date or the Fund enters into a closing purchase transaction, the Fund realizes a gain (or loss if the cost of a closing purchase transaction exceeds the premium received when the call option was sold) and the liability related to such option is extinguished. When a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Fund has realized a gain or loss. For the Fund, when a put written is exercised, the cost basis of the securities purchased by the Fund is reduced by the amount of the premium.

     Transactions in call options written were as follows:

                               Number of       Premiums
                               Contracts       Received
                               ---------       --------
     Outstanding at
       September 30, 2000          1,069     $  104,274
     Options written              17,230      3,712,314
     Options terminated
       in closing purchase
       transactions             (17,103)     (3,685,036)
     Options exercised               ---            ---
     Options expired               (674)        (68,912)
                                   -----      ---------
     Outstanding at
       June 30, 2001                 522        $62,640
                                   =====      =========

INDEPENDENT AUDITORS' REPORT

The Board of Directors and Shareholders,
Waddell & Reed Advisors Asset Strategy Fund, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Waddell & Reed Advisors Asset Strategy Fund, Inc. (the "Fund") as of June 30, 2001, and the related statements of operations for the fiscal period from October 1, 2000 through June 30, 2001 and the fiscal year ended September 30, 2000, the statements of changes in net assets for the fiscal period from October 1, 2000 through June 30, 2001 and each of the two fiscal years in the period ended September 30, 2000, and the financial highlights for the fiscal period from October 1, 2000 through June 30, 2001 and for each of the five fiscal years in the period ended September 30, 2000. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2001, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Waddell & Reed Advisors Asset Strategy Fund, Inc. as of June 30, 2001, the results of its operations for the fiscal period from October 1, 2000 through June 30, 2001 and the fiscal year ended September 30, 2000, the changes in its net assets for the fiscal period from October 1, 2000 through June 30, 2001 and each of the two fiscal years in the period ended September 30, 2000, and the financial highlights for the fiscal period from October 1, 2000 through June 30, 2001 and for each of the five fiscal years in the period ended September 30, 2000, in conformity with accounting principles generally accepted in the United States of America.


Deloitte & Touche LLP
Kansas City, Missouri
August 3, 2001

To all traditional IRA Planholders:

As required by law, income tax will automatically be withheld from any distribution or withdrawal from a traditional IRA unless you make a written election not to have taxes withheld. The election may be made by submitting forms provided by Waddell & Reed, Inc. which can be obtained from your Waddell & Reed representative or by submitting Internal Revenue Service Form W-4P. Once made, an election can be revoked by providing written notice to Waddell & Reed, Inc. If you elect not to have tax withheld you may be required to make payments of estimated tax. Penalties may be imposed by the IRS if withholding and estimated tax payments are not adequate.

INCOME TAX INFORMATION

The amounts of the distributions below, multiplied by the number of shares owned by you on the record dates, will give you the total amounts to be reported in your Federal income tax return for the years in which they were received or reinvested.
                                 PER-SHARE AMOUNTS REPORTABLE AS:
                    -------------------------------------------------------
                           For Individuals                 For Corporations
                          ----------------------------------------------------
           Record           OrdinaryLong-Term                Non- Long-Term
             Date   Total     IncomeCapital GainQualifyingQualifyingCapital Gain
        ----------- -----   -------- ---------------------------------------
                                    Class A
         12-13-00 $0.8040    $0.5460  $0.2580   $0.0226   $0.5234   $0.2580
          3-14-01  0.0300     0.0300      ---    0.0017    0.0283       ---
          6-13-01  0.0300     0.0300      ---    0.0017    0.0283       ---
                  -------    -------  -------   -------   -------   -------
            Total $0.8640    $0.6060 $$0.2580   $0.0260   $0.5800   $0.2580
                  =======    =======  =======   =======   =======   =======
                                    Class B
         12-13-00 $0.7680    $0.5100  $0.2580   $0.0063   $0.5037   $0.2580
          3-14-01  0.0160     0.0160      ---    0.0009    0.0151       ---
          6-13-01  0.0170     0.0170      ---    0.0010    0.0160       ---
                  -------    -------  -------   -------   -------   -------
            Total $0.8010    $0.5430  $0.2580   $0.0082   $0.5348   $0.2580
                  =======    =======  =======   =======   =======   =======
                                    Class C
         12-13-00 $0.7750    $0.5170  $0.2580   $0.0095   $0.5075   $0.2580
          3-14-01  0.0160     0.0160      ---    0.0009    0.0151       ---
          6-13-01  0.0160     0.0160      ---    0.0009    0.0151       ---
                  -------    -------  -------   -------   -------   -------
            Total $0.8070    $0.5490  $0.2580   $0.0113   $0.5377   $0.2580
                  =======    =======  =======   =======   =======   =======
                                    Class Y
         12-13-00 $0.8120    $0.5540  $0.2580   $0.0263   $0.5277   $0.2580
          3-14-01  0.0370     0.0370      ---    0.0021    0.0349       ---
          6-13-01  0.0370     0.0370      ---    0.0021    0.0349       ---
                  -------    -------  -------   -------   -------   -------
            Total $0.8860    $0.6280  $0.2580   $0.0305   $0.5975   $0.2580
                  =======    =======  =======   =======   =======   =======

CORPORATION DEDUCTIONS -- Under Federal tax law, the amounts reportable as Qualifying Dividends are eligible for the dividends received deduction in the year received as provided by Section 243 of the Internal Revenue Code.

The tax status of dividends paid will be reported to you on Form 1099-DIV after the close of the applicable calendar year.

Shareholders are advised to consult with their tax adviser concerning the tax treatment of dividends and distributions from the Fund.

DIRECTORS

Keith A. Tucker, Overland Park, Kansas, Chairman of the Board
James M. Concannon, Topeka, Kansas
John A. Dillingham, Kansas City, Missouri
David P. Gardner, San Mateo, California
Linda K. Graves, Topeka, Kansas
Joseph Harroz, Jr., Norman, Oklahoma
John F. Hayes, Hutchinson, Kansas
Robert L. Hechler, Overland Park, Kansas
Henry J. Herrmann, Overland Park, Kansas
Glendon E. Johnson, Miami, Florida
William T. Morgan, Coronado, California
Frank J. Ross, Jr., Kansas City, Missouri
Eleanor B. Schwartz, Kansas City, Missouri
Frederick Vogel III, Milwaukee, Wisconsin



OFFICERS
Robert L. Hechler, President
Michael L. Avery, Vice President
Henry J. Herrmann, Vice President
Theodore W. Howard, Vice President and Treasurer
Kristen A. Richards, Vice President and Secretary
Daniel C. Schulte, Vice President
Daniel J. Vrabac, Vice President

Householding

If you currently receive one copy of the shareholder reports and prospectus for your household (even if more than one person in your household owns shares of the Fund) and you would prefer to receive separate shareholder reports and prospectuses for each account holder living at your address, you can do either of the following:

Fax your request to 800-532-2749
Write to us at the address listed on the inside back cover for Waddell & Reed, Inc.

Please list each account for which you would like to receive separate shareholder reports and prospectus mailings. We will resume sending separate documents within 30 days of receiving your request.

The Waddell & Reed Advisors Group of Mutual Funds

Waddell & Reed Advisors Accumulative Fund
Waddell & Reed Advisors Asset Strategy Fund, Inc.
Waddell & Reed Advisors Bond Fund
Waddell & Reed Advisors Cash Management, Inc.
Waddell & Reed Advisors Continental Income Fund, Inc.
Waddell & Reed Advisors Core Investment Fund
Waddell & Reed Advisors Global Bond Fund, Inc.
Waddell & Reed Advisors Government Securities Fund, Inc.
Waddell & Reed Advisors High Income Fund, Inc.
Waddell & Reed Advisors International Growth Fund, Inc.
Waddell & Reed Advisors Municipal Bond Fund, Inc.
Waddell & Reed Advisors Municipal High Income Fund, Inc.
Waddell & Reed Advisors Municipal Money Market Fund, Inc.
Waddell & Reed Advisors New Concepts Fund, Inc.
Waddell & Reed Advisors Retirement Shares, Inc.
Waddell & Reed Advisors Science and Technology Fund
Waddell & Reed Advisors Small Cap Fund, Inc.
Waddell & Reed Advisors Tax-Managed Equity Fund, Inc.
Waddell & Reed Advisors Value Fund, Inc.
Waddell & Reed Advisors Vanguard Fund, Inc.


FOR MORE INFORMATION:
Contact your representative, or your
local office as listed on your
Account Statement, or contact:
  WADDELL & REED
  CUSTOMER SERVICE
  6300 Lamar Avenue
  P.O. Box 29217
  Shawnee Mission, KS  66201-9217
  (888)-WADDELL
  (888)-923-3355

Our INTERNET address is:
  http://www.waddell.com

NUR1017A(6-01)

For more complete information regarding any of the mutual funds in Waddell & Reed Advisors Funds, including charges and expenses, please obtain the Fund's prospectus by calling or writing to the number or address listed above. Please read the prospectus carefully before investing.